AMERITAS LIFE INSURANCE CORP. ("AMERITAS")
               AMERITAS LIFE INSURANCE CORP. SEPARATE ACCOUNT LLVL
                                       and
               AMERITAS LIFE INSURANCE CORP. SEPARATE ACCOUNT LLVA
                              ("Separate Accounts")

                                 Supplement to:
               Ameritas Low Load Variable Universal Life ("LLVL")
        Ameritas Low-Load Survivorship Variable Universal Life ("LLSVUL")
                 Ameritas No Load Variable Annuity ("NLVA 6150")
                         Prospectuses Dated May 1, 2008

                         Supplement Dated March 6, 2009

On February 9, 2009, American Century Variable Portfolios, Inc. ("American Century") issued a supplement to the VP International Fund prospectus. Therefore the PORTFOLIO COMPANY OPERATING EXPENSES chart shown in each product prospectus listed above is revised as follows:

-----------------------------------------------------------------------------------------------------------------------------
                                                                      Acquired
                                       Management                     Fund Fees      Total                    Total Expenses
Subaccount's underlying                  Fees        12b-1    Other      and       Portfolio  Waivers and   after waivers and
Portfolio Name*                                      Fees     Fees    Expenses       Fees     Reductions    reductions if any
-----------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP, Class I
-----------------------------------------------------------------------------------------------------------------------------
International                             1.34%       -        0.01%       -          1.35%        -           1.35%(1)
-----------------------------------------------------------------------------------------------------------------------------

American Century (1) The fund pays the advisor a single, unified management fee for arranging all services necessary for the fund to operate. The fund has a stepped fee schedule. As a result, the fund's unified management fee rate generally decreases as strategy assets increase and increases as strategy assets decrease. The fee shown has been restated based on strategy assets for the period from the most recent fiscal year end through January 31, 2009. As a result, the Total Expenses after Waivers and Reductions, if any, in this table differ from those shown in the fund's Financial Highlights. The fee for the fiscal year ended December 31, 2007 was 1.20%. For more information about the unified management fee, including an explanation of strategy assets, see the fund prospectus Management section on The Investment Advisor.

* Short cites are used in this list. The "Investment Options" section uses complete Portfolio names.

All other provisions of your policy remain as stated in your policy and prospectus, as previously amended. The American Century fund prospectus includes more information about the portfolio.

   Please retain this Supplement with the current prospectus for your variable
                 Policy issued by Ameritas Life Insurance Corp.
             If you do not have a current prospectus, please contact
                          Ameritas at 1-800-255-9678.